Filed Pursuant to Rule 497

File Nos. 333-256366

Rule 482ad

Saratoga Investment Corp. Announces Offering of Notes and

BBB+ Investment Grade Rating from Egan-Jones Ratings Company

NEW YORK, NY (April 18, 2022) – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) announced the commencement of a registered public offering of unsecured notes (the “Notes”).  The Company also announced that it has received an investment grade rating of “BBB+” from Egan-Jones Ratings Company, an independent, unaffiliated rating agency.

Egan-Jones is a Nationally Recognized Statistical Rating Organization (NRSRO) and is recognized by the National Association of Insurance Commissioners (NAIC) as a Credit Rating Provider (CRP). Egan-Jones is also certified by the European Securities and Markets Authority (ESMA).

The Notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “SAT”.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., and Oppenheimer & Co. Inc. are serving as joint book-running managers for this offering. Compass Point and InspereX LLC are serving as lead managers for this offering. Hovde Group, LLC and Maxim Group LLC are serving as co-managers for this offering. Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-256366) relating to the Notes was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained from of any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 640 Fifth Avenue, 4th Floor, New York, NY 10019 (telephone number 1-800-573-2541), or by e-mailing prospectus@ladenburg.com; B. Riley Securities, Inc., at 1300 North 17th Street, Suite 1300, Arlington, VA 22209, by calling (703) 312-9580 or by emailing at prospectuses@brileyfin.com; Oppenheimer & Co. Inc., Attn: Syndicate Prospectus Department, 85 Broad Street, New York, NY 10004 or by e-mailing at FixedIncomeProspectus@opco.com; Compass Point, 1055 Thomas Jefferson St. NW, Suite 303, Washington, DC 20007, by calling (202) 540-7300, or by emailing at syndicate@compasspointllc.com; InspereX LLC, Attn: Syndicate Department, 200 S. Wacker Drive, Suite 3400, Chicago, IL 60606 (telephone number 1-800-327-1546) or by emailing at prospectus_requests@insperex.com; Hovde Group, LLC, 1629 Colonial Parkway, Inverness, IL 60067 or by emailing at mhedrei@hovdegroup.com; and Maxim Group LLC, 300 Park Ave, 16th Floor, New York, NY 10022 or by emailing at syndicate@maximgrp.com. The preliminary prospectus supplement dated April 18, 2022, and the accompanying prospectus dated July 7, 2021, each of which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in senior and unitranche leveraged loans and mezzanine debt, and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors.  Saratoga Investment Corp.’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments.  Saratoga Investment Corp. has elected to be regulated as a business development company under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies.  Saratoga Investment Corp. owns two SBIC-licensed subsidiaries and manages a $650 million collateralized loan obligation (the “Saratoga CLO”) fund.  It also owns 52% of the Class F and 100% of the subordinated notes of the Saratoga CLO.  The Company’s diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to provide a broad range of financing solutions.

Forward Looking Statements

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including but not limited to the impact of the COVID-19 pandemic and the pandemic’s impact on the U.S. and global economy, as well as those described from time to time in our filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. Saratoga Investment Corp. undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Contact: Henri Steenkamp
Saratoga Investment Corp.
212-906-7800